FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. We hedge account for certain of our interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings, within other financial items, net, in the same period as the hedged items affect earnings.

We have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

Instrument (in thousands of $)	Year Ended	Notional Amount	Maturity Dates			Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	December 31, 2018	1,783,325	2019	to	2026	1.07%	to	2.90%
Receiving floating, pay fixed	December 31, 2017	1,335,307	2018	to	2023	1.07%	to	2.44%

During the year ended December 31, 2018, we entered into new interest rate swaps with a notional value of $637.2 million, restructured an existing interest rate swap with a notional value of $100.0 millions, and terminated swaps with a notional value of $122.5 million.

During the year ended December 31, 2017, we entered into new interest rates swaps with a notional value of $250 million.

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion gain/ (loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2018	2017	2016	2018	2017	2016
Interest rate swaps	Other financial items, net	(26)	—	(409)	—	(1)	(639)

The effect of cash flow hedging relationships relating to interest rate swap agreements excluding the cross currency interest rate swap on the statements of other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2018	2017	2016
Interest rate swaps	—	94	147

Since March 2018, we have ceased hedge accounting for any of our derivatives. As of December 31, 2018 and 2017, our accumulated other comprehensive income included $nil and $0.1 million, respectively, of unrealized losses on interest rate swap agreements excluding the cross currency interest rate swap designated as cash flow hedges.

The amounts reclassified from accumulated other comprehensive income (loss) to “Other financial items, net” for the years ended December 31, 2018, 2017 and 2016, were a $0.1 million loss, $nil and a $0.4 million loss, respectively.

Foreign currency risk

For the periods reported, the majority of our vessels’ gross earnings were receivable in U.S. dollars and the majority of our transactions, assets and liabilities were denominated in U.S. dollars, our functional currency. However, we incur expenditures in other currencies. Our capital lease obligation and related restricted cash deposit are denominated in Pound Sterling. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

A net foreign exchange gain of $1.1 million, loss of $0.7 million and gain of $0.9 million arose in the years ended December 31, 2018, 2017 and 2016, respectively. The net foreign exchange gain of $1.1 million that arose in the year ended December 31, 2018 was a result of the retranslation of our capital lease obligations and the cash deposits securing those obligations.

As of December 31, 2018, and 2017 we had no foreign currency forward contracts.

Cross currency interest rate swap

In order to hedge our exposure on our NOK denominated senior unsecured bonds (High-Yield Bonds) issued in 2012, we entered into a non-amortizing cross currency interest rate swap agreement and designated it as a cashflow hedge. The swap hedged both the full redemption amount of the NOK obligation and the related quarterly interest payments. From January 1, 2017, we de-designated the cross currency interest rate swap associated with the High-Yield Bonds as a cash flow hedge. Accordingly, the amount recorded in accumulated other comprehensive income of $5.0 million was reclassified to earnings in 2017.

As of December 31, 2018, 2017 and 2016, our accumulated other comprehensive income included $nil, $nil and $4.1 million gain, respectively, on the cross currency interest rate swap designated as a cash flow hedge. There has been no ineffectiveness in any of the years presented.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year. We do not have any level 3 financial instruments.

The carrying value and estimated fair value of our financial instruments at December 31, 2018 and 2017 are as follows:

(in thousands of $)	Fair Value Hierarchy	2018 Carrying Value	2018 Fair Value	2017 Carrying Value	2017 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	96,648	96,648	246,954	246,954
Restricted cash and short-term deposits	Level 1	172,444	172,444	182,933	182,933
2015 and 2017 Norwegian Bonds(1)	Level 1	400,000	396,843	400,000	392,445
Long-term debt—floating(2)	Level 2	883,100	883,100	987,584	987,584
Obligation under capital lease(2)	Level 2	119,683	119,683	128,081	128,081
Derivatives:
Interest rate swaps asset(3)(4)	Level 2	17,617	17,617	11,962	11,962
Interest rate swaps liability(3)(4)	Level 2	8,753	8,753	1,618	1,618
Earn-Out Units (5)	Level 2	—	—	7,400	7,400

1.
This pertains to bonds with a combined carrying value of $400.0 million as of December 31, 2018 (2017: $400.0 million) which is included under long-term debt on the balance sheet. The fair value of the bonds as of December 31, 2018 was $396.8 million (2017: $392.4 million), which represents 99.2% (2017: 98.1%) of their face value.

2.
Our debt and capital lease obligation are recorded at amortized cost in the consolidated balance sheets. Debt is presented in the above table, gross of deferred financing cost of $10.8 million as of December 31, 2018 (2017: $16.6 million).

3.	Derivative liabilities are captured within other current liabilities and derivative assets are captured within other current and non-current assets on the consolidated balance sheet.

4.
Since March 2018, we have ceased hedge accounting for any of our derivatives. The fair value/carrying value of interest rate swap agreements that qualified and were designated as cash flow hedges as of December 31, 2017 was $0.1 million (with a notional amount of $72.5 million).

5.
This relates to the Earn-Out Units issued in connection with the IDR reset transaction in October 2016. On October 24, 2018, we declared a reduced quarterly distribution of $0.4042 per Common Unit. Consequently, the second tranche of Earn-Out Units were not issued. Accordingly, we have recognized a $nil valuation on the Earn-Out Units derivatives as of December 31, 2018, resulting in a mark-to-market gain related to the Earn-Out Units. See note 27 for further details.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying values of trade accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short-term maturity of these instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term deposits is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

The estimated fair value of our 2015 Norwegian Bonds and 2017 Norwegian Bonds, are based on the quoted market price as of the balance sheet date.

The estimated fair value of our floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair value of long-term obligations under capital lease is considered to be equal to the carrying value since it bears interest at a variable interest rate, which is reset on a quarterly basis.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption “Gains/(losses) on derivative instruments” (see note 7).

The fair value of the Earn-Out Units was determined using a Monte-Carlo simulation method.  This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the Earn-Out Units, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market.  The method took into account the historical volatility, dividend yield as well as the unit price of the common units as of the IDR reset date and at the balance sheet date (see note 27).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2018 and 2017 would be adjusted as detailed in the following table:

	December 31, 2018			December 31, 2017
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	17,617	(3,281)	14,336	11,962	(1,618)	10,344
Total liability derivatives	8,753	(3,281)	5,472	1,618	(1,618)	—

Under one of our interest rate swaps we were required to provide initial cash collateral of $2.5 million and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As at December 31, 2018 cash collateral amounting to $6.5 million has been provided (see note 16).

The fair value measurement of an asset or a liability must reflect the non-performance of the entity. Following the de-designation of the cross currency interest rate swap, a credit valuation adjustment of $0.2 million was debited to other financial items, net for the year ended December 31, 2017. There is no comparable balance as at December 31, 2018.

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Concentrations of credit risk

The maximum exposure to credit risk is the carrying value of cash and cash equivalents, restricted cash and short-term deposits, trade accounts receivable, other receivables and amounts due from related parties. In respect of cash and cash equivalents, restricted cash and short-term deposits, credit risk lies with Nordea Bank Finland Plc, Citibank, DNB Bank ASA, Santander UK plc, Sumitomo Mitsui Banking Corporation, Standard Chartered PLC, Skandinaviska Enskilda Banken AB (publ), and China Merchants Bank Co., Ltd. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

During the year ended December 31, 2018, seven customers accounted for the majority of our operating revenues. We consider the credit risk of these customers to be low. See note 6.